AGREEMENT
                                    ---------

     This Agreement (the "Agreement') is made and entered into by and between Digital Equipment Corporation ("Digital"), a Massachusetts corporation, and AltaVista Technology, Inc. ("ATI"), a California corporation (collectively, the "Parties").

     WHEREAS, ATI registered the domain name "altavista.com" with InterNIC on or about February 1, 1995;

     WHEREAS, on or about March 14, 1996, the Parties entered into an Agreement pursuant to which ATI agreed to assign to Digital all of its right, title and interest in and to the ALTAVISTA trademark and Digital agreed to grant ATI a nonexclusive license to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com";

     WHEREAS, on or about March 14, 1996, the Parties entered into a trademark Assignment Agreement pursuant to which ATI assigned to Digital all of its right, title and interest in and to the ALTAVISTA trademark;

     WHEREAS, on or about March 19, 1996, the parties entered into a Trademark License Agreement ("License Agreement") pursuant to which Digital granted ATI a nonexclusive license to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com";

     WHEREAS, certain disputes have arisen relating to the Parties' performance of their respective obligations under the License Agreement and relating to the Parties' use of the ALTAVISTA mark;

     WHEREAS, Digital has asserted breach of contract trademark infringement and related claims against ATI in an action filed in the United States District Court for the District of Massachusetts captioned Digital Equipment Corporation
                                                   -----------------------------
v.  Alta  Vista  Technology,  Inc., Civil Action No. 96-12192 NG (D.  Mass.)(the
----------------------------------
"Action");

     WHEREAS, ATI has asserted breach of contract, trademark infringement and related counterclaims against Digital in the Action;

     WHEREAS, the Parties in order to resolve this dispute have agreed, without admitting liability of any kind, to enter into a settlement of the Action on the terms set forth herein and for good and valuable consideration, to avoid further expense, inconvenience and the risk and distraction of burdensome and protracted litigation; and

     WHEREAS, the Parties have agreed to terminate the License Agreement and enter into a License Termination and Installment Sale Agreement whereby ATI has agreed to sell, transfer and assign to Digital all of ATI's rights in and to the ALTAVISTA mark granted to ATI under the License Agreement, including but not limited to ATI's right to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com" for three million one hundred thousand dollars ($3,100,000.00);

     NOW, THEREFORE, for and in consideration of the mutual promises, releases and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.     Installment  Sale  Agreement.
       -----------------------------

     Immediately upon execution of this Agreement, the Parties shall execute a License Termination and Installment Sale Agreement, in the form attached hereto as Exhibit A.

2.     Linking  and  Content  Agreement.
       --------------------------------

     Immediately upon execution of this Agreement, the Parties shall execute a Linking and Content Agreement in the form attached hereto as Exhibit B.

3.     Payment  of  Attorneys  Fees  by  Digital.
       ------------------------------------------

     Immediately upon the execution of this Agreement, ATI shall deliver or cause to be delivered to Digital a detailed accounting of its legal expenses incurred in connection with the Action, including attorneys' fees and costs. Within five (5) business days of Digital's receipt of this accounting, Digital shall reimburse ATI for its documented legal expenses incurred in connection with the Action, to the extent those expenses are not paid in accordance with any applicable insurance policy, up to but not to exceed two hundred fifty thousand dollars ($250,000.00).

4.     Press  Release  by  Digital.
       ----------------------------

     Within ten (IO) days after the execution of this Agreement, Digital will issue a press release regarding the Parties' agreements, substantially in the form attached hereto as Exhibit C. Except as permitted in paragraph 7.1 hereof, ATI shall not make any statements regarding the terms of this Agreement or any other agreement of the Parties entered into contemporaneously herewith except those terms disclosed in the press release, nor shall ATI respond to inquiries from the press or from any other person regarding said terms, except to refer such inquiries to
Digital's  press  release.

5.     Mutual  Release.
       ----------------

       5.1      Execution  of Mutual Release.     Immediately upon the execution
                ----------------------------
of this Agreement, transfer of the Internet domain name "altavista.com" to Digital as set forth in the License Termination and Installment Sale Agreement, and termination of the License Agreement as set forth in the License Termination and Installment Sale Agreement, the Parties shall execute a Mutual Release Agreement in the form attached hereto as Exhibit D.

     5.2 This Agreement represents the compromise of disputed claims between the Parties hereto. Therefore, neither the execution and performance of this Agreement nor any term or provision of this Agreement will be deemed an admission of any kind by either Party hereto.

6.     Return  of  Confidential  Information.
       --------------------------------------

     Within ten (1O) days after the execution of this Agreement, each party shall return all (including all copies) of the other Party's confidential information produced in connection with the Action.

7.     Confidentiality.
       ----------------

     7.1 Confidentiality and Nondisparagement- Except to the extent that disclosure of the terms of this Agreement (i) may be required by law or (ii) is required for purposes of obtaining tax or accounting advice or communicating with insurance carriers, the Parties agree that the terms of this Agreement, the settlement negotiations prior thereto, and the facts and circumstances underlying this Agreement shall be considered confidential. Any and all statements made by the Parties in connection with this Agreement and the settlement negotiations prior thereto, whether a statement of fact, opinion, supposition or otherwise, may not and will not be used, quoted or alluded to in any manner. The Parties agree to use commercially reasonable efforts to prevent disclosure of the terms of this Agreement and the settlement negotiations prior thereto any third party. The Parties agree not to publicly disparage each other (including, but not limited to, through their counsel) concerning the litigation or the subject matter thereof.

     7.2     Material  Breach  of  Confidentiality.  The  Parties agree that any
             -------------------------------------
violation of the provisions of paragraph 7.1 shall be a material breach of this Agreement.

8.     Dismissal  of  Action  and  Appeal.
       -----------------------------------

     Within five (5) days after the execution of this Agreement, transfer of the Internet domain name "altavista.com" to Digital as set forth in the License Termination and Installment Sale Agreement, and termination of the License Agreement as set forth in the License Termination and Installment Sale Agreement, the Parties shall file with the Court a Stipulation of Dismissal With Prejudice in the form attached hereto as Exhibit E. Within five (5) days after the execution of this Agreement, transfer of the Internet domain name "altavista.com" to Digital as set forth in the License Termination and Installment Sale Agreement, and termination of the License Agreement as set forth in the License Termination and Installment Sale Agreement, the Parties shall file with the Court of Appeals for the First Circuit a Stipulation of Dismissal with Prejudice in the form attached hereto as Exhibit F.

9.     Material  Breach.
       -----------------

     The Parties agree that upon any material breach by ATI of the terms of this Agreement or the terms of the License Termination and Installment Sale Agreement, all of Digital's obligations under the Linking and Content Agreement shall terminate.

10.     Miscellaneous.
        --------------

     10.1     Notices.     All  notices,  requests,  waivers, consents, or other
              -------
communications required or permitted by this Agreement ("Notices") shall be in writing. Notices shall be deemed delivered for all purposes when delivered in person or when dispatched by electronic facsimile transmission or upon confirmation of receipt when dispatched by a nationally recognized overnight courier service to the appropriate party with a copy to counsel (which shall not constitute notice) as follows:

If  to  Digital:
----------------

     Cliff  Simpson,  Esq.
     Group  Counsel,  Consumer  Products  Group
     Office  of  the  General  Counsel
     Compaq  Computer  Corporation
     20555  SH249
     MS  I  10701
     Houston,  Texas  77070
     Telephone:(281)  518-2552
     Facsimile:(281)  514-8332

     with  a  copy  to:

     Shepard  M.  Remis,  P.C.
     Goodwin,  Procter  &  Hoar  LLP
     Exchange  Place
     Boston,  Massachusetts  02109-2881
     Telephone:     (617)  570-1350
     Facsimile:     (617)  523-1231

If  to  ATI:
------------

     Jack  Marshall
     President
     AltaVista  Technology,  Inc-
     1671  Dell  Avenue,  Suite  209
     Campbell,  California  95008
     Telephone:     (408)  364-8777
     Facsimile:(408)  364-8778

     with  a  copy  to:

     Lee  Carl  Bromberg,  Esq.
     Bromberg  &  Sunstein  LLP
     125  Summer  Street
     Boston,  Massachusetts  02110-1618
     Telephone:     (617)  443-9292
     Facsimile:     (617)  443-0004

     10.2     Amendment and Waiver.     This Agreement may be amended, modified,
              ---------------------
waived, discharged or terminated only by an instrument in writing of subsequent or even date signed by both Parties.

     10.3     Successors  and  Assigns.     This  Agreement will be binding upon
              -------------------------
and inure to the benefit of the Parties and their respective successors and assigns.

     10.4     Rights  of  the  Parties.     Nothing expressed or implied in this
              ------------------------
Agreement is intended or will be construed to confer upon or give any person or entity other than the Parties or their respective successors and assigns any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

     10.5     Titles  and  Headings.     Titles  and  headings  to  Articles and
              ----------------------
Sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     10.6     Entire  Agreement.     This Agreement, together with its Exhibits,
              ------------------
constitutes the entire agreement between the Parties with respect to the subject matter hereof, and there are no agreements between the Parties with respect hereto except as expressly set forth herein.

10.7     Delay or Omission.     No delay or omission by either of the Parties in
         ------------------
exercising any right under this Agreement will operate as a waiver of any right. A waiver of consent given by either of the Parties on any occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

     10.8     Severability.     In  case  any  provision  contained  in  this
              -------------
Agreement is determined by a court to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     10.9     Additional  Documents.     Each  of  the  Parties  shall, upon the
              ----------------------
request of the other party, provide such other party with such additional instruments, certificates and documents as the requesting party shall reasonably require, whether or not such request is made after the date of this Agreement, in order to provide the requesting party with the rights and benefits to which such party is entitled under the Agreement.

     10.10     Counterparts.     This Agreement may be executed in any number of
               -------------
counterparts, each of which when executed and delivered shall be deemed an original; such counterparts shall together constitute but one agreement.

     10.11     Corporation.     Each  party  hereto  is  a corporation, and each
               ------------
person executing this Agreement on behalf of a corporation represents and warrants that: (a) such corporation is duly organized, validly authorized and in good standing, and possesses full power and authority to enter into and comply with the terms of this Agreement; (b) the execution and delivery, and compliance with the terms, of this Agreement have been duly and validly authorized by all requisite corporate acts and consents and do not contravene the terms of any other obligation to which the corporation is subject; (c) this Agreement, when effective, shall constitute a legal, binding and valid obligation of such entity, enforceable in accordance with its terms; and (d) each of the Parties hereto shall furnish to the other party such evidence of such actions and consent, and such legal opinions with respect thereto, as either of the Parties may reasonably request.

     10.12     Governing  Law.     This  Agreement  and the terms, covenants and
               --------------
conditions hereof shall be construed in accordance with, and governed by, the laws of the Commonwealth of Massachusetts (without giving effects to any conflicts of law provisions contained therein).

IN WITNESS HEREOF, the Parties hereto have duly executed this Agreement on this 31st. day of July, 1998.


DIGITAL  EQUIPMENT  CORPORATION          ALTAVISTA  TECHNOLOGY,  INC.

By:  /s/  Robert  E.  Hult               By:
     ---------------------                    ---------------------
          Robert  E.  Hult                    Jack  Marshall

10.12     Governing  Law.     This  Agreement  and  the  terms,  covenants  and
          ---------------
conditions hereof shall be construed in accordance with, and governed by, the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

     IN WITNESS HEREOF, the Parties hereto have duly executed this Agreement on this 31-st. day of July, 1998.



DIGITAL  EQUIPMENT  CORPORATION            ALTAVISTA  TECHNOLOGY,INC.


By:                                        By:  /s/  Jack  Marshall
     ---------------------                    ---------------------
       Robert  E.  Hult                              Jack  Marshall

                                    EXHIBIT A

LICENSE  TERMINATION  AND  INSTALLMENT  SALE  AGREEMENT

     This License Termination and Installment Sale Agreement ("Installment Sale Agreement") is made and entered into by and between Digital Equipment Corporation ("Digital"), a Massachusetts corporation, and AltaVista Technology, Inc. ("ATI"), a California corporation (collectively, the "Parties").

     WHEREAS, ATI registered the domain name "altavista.com" with InterNIC on or about February 1,1995; and

     WHEREAS, on or about March 19, 1986, the Parties entered into a trademark license agreement (the "License Agreement") pursuant to which Digital granted to ATI a nonexclusive license to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com";

     WHEREAS,  the  Parties  have agreed to terminate the License Agreement; and

     WHEREAS, ATI has agreed to sell, transfer and assign to Digital all of ATI's rights in and to the ALTAVISTA mark granted to ATI under the License Agreement, including but not limited to ATI's right to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com";

     NOW, THEREFORE, for and in consideration of the mutual promises and agreements contained herein and in the Agreement of the Parties entered into contemporaneously with this Installment Sale Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. Termination of License Agreement. Thirty (30) days after the execution of this Installment Sale Agreement, the License Agreement shall terminate, and ATI shall have no further rights under the License Agreement, provided however, that ATI may continue to use the ALTAVISTA mark in the limited manner set forth in paragraph 6 below.

     2.     Sale,  Transfer  and  Assignment  of  Rights.     ATI  hereby sells,
            ---------------------------------------------
transfers and assigns to Digital, effective thirty (30) days after the execution of this Installment Sale Agreement, all of its rights in and to the ALTAVISTA mark granted to ATI under the License Agreement, including but not limited to ATI's right to use the ALTAVISTA mark as part of the corporate name "Alta Vista Technology, Inc."and as part of the Internet domain name "altavista.com" and ATI's rights to use any other names containing the term "altavista" or a confusingly similar term. ATI further sells, transfers and assigns to Digital all rights associated with the domain name "altavista.com" effective thirty (30) days after the execution of this Installment Sale Agreement. Within thirty (30) days after the execution of this Installment Sale Agreement, ATI shall provide Digital with the documentation necessary to transfer the domain name "altavista.com" to Digital in accordance with the published procedures for transfer domain names in effect at that time.

     Digital shall file such documentation with InterNIC no earlier than the thirty-first day after execution of this installment Sale Agreement. ATI agrees to execute and deliver to Digital such other documents and take such other reasonable actions as are required to transfer the domain name "altavista.com" to Digital and to confirm, evidence, or establish Digital's rights to the domain name "altavista.com."

     3.     No Use of Similar Domain Name,     ATI agrees to not use or register
            -----------------------------
any domain name containing the term "altavista" or any confusingly similar term.

     4.     No  Objection  to Registration of Domain Name.     ATI agrees to not
            ----------------------------------------------
object to or otherwise challenge Digital's use and registration worldwide of any domain name containing the term "altavista" or any confusingly similar term.

     5.     Representation  and  Warranties.
            --------------------------------

          5.1     Seller.     ATI  represents  and  warrants  to the best of its
                  ------
actual knowledge, as of the date of its execution of this Installment Sale Agreement, that:

               (a) There are no existing or threatened claims or proceedings by any third party relating to ATI's use, registration, or ownership of the domain name l,altavista.com";

               (b) The domain name "altavista.com" is not subject to any outstanding order, decree, judgment, stipulation, written restriction, undertaking, or agreement that would prevent ATI from complying with any of its obligations under this Installment Sale Agreement;

               (c) The domain name "altavista.com" is not subject to any lien, security interest, mortgage, or other encumbrance;

               (d) ATI has not granted any licenses to or authorized any third parties to use the domain name "altavista.com" or any confusingly similar domain name; and

               (e)  ATI  does  not  own  any  domain   name   registrations   or
               applications containing the term "altavista" or any confusingly similar term other than the domain name "altavista.com."

     6.     Transition  Period.
            -------------------

               6.1     Domain  Name.     After  the  termination  of the License
                       ------------
Agreement, ATI shall not use the domain name altavista.com", provided however, that ATI may refer to the domain name "altavista.com" in order to inform third parties that it has changed its Web site address from the domain name
"altavista.com" to another domain name for a period of three (3) months following the transfer of the domain name "altavista.com."

     6.2     E-Mail  Routing.     Upon  transfer  to  Digital of the domain name
             ----------------
"altavista.com" and for a period of six (6) months following the transfer, Digital shall route e-mail directed to "altavista.com" and intended to be received by ATI to magicbit.com" or to any other Internet address designated by ATI. ATI shall have the right to change the Internet address to which e-mail is routed upon five (5) days written notice to Digital. Digital shall be responsible for maintaining consistent operation of the e-mail routing software so as to minimize any delay between Digital's receipt of e-mail and the transmission of e-mail to ATI and so as to ensure the integrity of e-mail messages and attachments. In no case shall e-mail be routed to the address designated by ATI later than twelve (12) hours after receipt by Digital. For the period of six (6) months following the transfer of the domain name altavista.com", Digital shall not use any of the e-mail addresses currently used by ATI, as listed in Exhibit I hereto. ATI may refer to the domain name "altavista.com" during this six (6) month period in order to inform third parties that it has changed its e-mail addresses.

     6.3     Change  of  Corporate Name.     Within ten (1O) business days after
             ---------------------------
the execution of this Installment Sale Agreement, ATI shall file papers with the appropriate legal agency to legally change its corporate name. For a period of thirty (30) days following the execution of this Installment Sale Agreement, ATI may use the ALTAVISTA mark as part of its corporate name. ATI shall not use the ALTAVISTA mark as part of its corporate name after the thirty (30) day period following the execution of this Installment Sale Agreement has expired.

     7. Termination of Agreements. Immediately upon the execution of this Installment Sale Agreement, ATI shall give notice of the termination of all agreements that could impair its right to sell, transfer and assign to Digital all of its rights in and to the ALTAVISTA mark granted to ATI under the License Agreement. Such notice shall be given to all parties to all such agreements.

     8.     Payment.     Immediately upon the execution of this Installment Sale
            -------
Agreement, Digital shall deliver or cause to be delivered to ATI the sum of three hundred and fifty thousand dollars ($350,000.00) and shall execute a seven percent (7%) promissory note in the principal amount of two million seven hundred and fifty thousand dollars ($2,750,000.00) in the form of Exhibit 2.

     9.     Miscellaneous.
            --------------

     9.1     Amendment  and  Wavier.     This  Installment Sale Agreement may be
             -----------------------
amended, modified, waived, discharged or terminated only by an instrument in writing of subsequent or even date signed by both Parties.

     9.2     Successors and Assigns.     This Installment Sale Agreement will be
             -----------------------
binding upon and inure to the benefit of the Parties and their respective successors and assigns.

     9.3     Delay  or  Omission.     No  delay  or  omission  by  either of the
             --------------------
Parties in exercising any right under this Installment Sale Agreement will operate as a waiver of any right. A waiver of consent given by either of the Parties on any occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

     9.4     Severability.     In  case  any  provision  contained  in  this
Installment Sale Agreement is determined by a court to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.5     Additional  Documents.     Each  of  the  Parties  shall,  upon the
             ----------------------
request of the other party, provide such other party with such additional instruments, certificates and documents as the requesting party shall reasonably require, whether or not such request is made after the date of this Installment Sale Agreement, in order to provide the requesting party with the rights and benefits to which such party is entitled under this Installment Sale Agreement.

     9.6  Counterparts.     This  Installment  Sale Agreement may be executed in
          -------------
any number of counterparts, each of which when executed and delivered shall be deemed an original; such counterparts shall together constitute but one agreement.

     9.7 Corporations. Each party hereto is a corporation, and each person executing this Installment Sale Agreement on behalf of a corporation represents and warrants that: (a) such corporation is duly organized, validly authorized and in good standing, and possesses full power and authority to enter into and comply with the terms of this Installment Sale Agreement; (b) the execution and delivery, and compliance with the terms, of this Installment Sale Agreement have been duly and validly authorized by all requisite corporate acts and consents and do not contravene the terms of any other obligation to which the corporation is subject; (c) this Installment Sale Agreement, when effective, shall constitute a legal, binding and valid obligation of such entity, enforceable in accordance with its terms; and (d) each of the Parties hereto shall furnish to the other party such evidence of such actions and consent, and such legal opinions with respect thereto, as either of the Parties may reasonably request.

     9.8     Governing  Law.     This  Installment Sale Agreement and the terms,
             ---------------
covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

     IN WITNESS HEREOF, the Parties hereto have duly executed this Installment Sale Agreement on this 31st day of July, 1998.


DIGITAL  EQUIPMENT  CORPORATION            ALTAVISTA  TECHNOLOGY,  INC.


By: /s/  Robert E. Hult                    By:  /s/  Jack  Marshall
   -----------------------                    ---------------------
         Robert E. Hult                              Jack  Marshall

                     EXHIBIT I (INSTALLMENT SALE AGREEMENT)

arcsoft@altavista.com
disney@altavista.com
howdy@altavista.com
howdysupport@altavista.com
howdyweb@altavista.com

chris@altavista.com
cmcconn@altavista.com
cmconn@altavista.com
jack@altavista.com
jlockyer@altavista-com
jmarshall@altavista.com
joe@altavista.com
kay@altavista.com
kb@altavista-com
kjones@altavista.com
krista@altavista.com
kwolf@altavista-com
Iharmon@altavista-com
lorri@altavista.com
marshall@altavista-com
mcconn@altavista.com

dnr@altavista.com
feedback@altavista.com
hosting@altavista-com
hostingsupport@altavista-com
info@altavista-com
marketing@altavista.com
mktg@altavista.com
ordering@altavista.com
perldude@altavista-com
sales@altavista.com
support@altavista.com
webdesign@altavista.com
webdsign@altavista-com

                     EXHIBIT 2 (INSTALLMENT SALE AGREEMENT)

                               7% PROMISSORY NOTE

                          DIGITAL EQUIPMENT CORPORATION

$2,750,000                                                  BOSTON,  MA

                                                            DATE:  JULY  31,1998

     FOR VALUE RECEIVED, Digital Equipment Corporation, a Massachusetts corporation (the "Company"), hereby promises to pay to the order of AltaVista Technology, Inc., a California corporation (the "Seller"), and its successors and assigns, the principal amount of two million seven hundred fifty thousand dollars ($2,750,000), with interest on the principal amount outstanding hereunder from time to time from the date hereof through and including the date on which such principal amounts are paid, at the rate of seven percent (7%) annually. Interest shall be computed on the basis of the actual number of days elapsed and a year of 360 days.

     This Note, together with all accrued and unpaid interest, shall be payable in twelve quarterly investments commencing October 1, 1998 and ending July 1, 200 1. The first through the eleventh payments shall each be in the amount of two hundred fifty six thousand sixty two dollars and eighty eight cents ($256,062.88); except that the first payment shall have deducted from to it per them interest of $534.72 for each day between the date of this Note and July 1, 1998. The final payment shall be in the amount of all unpaid principal of and interest on this Note. All payments shall be in lawful money of the United States of America. Neither principal of nor interest on this Note may be prepaid by the Company without the prior consent of the Seller, which consent the Seller may withhold in its sole discretion.

                                    ARTICLE I
                                EVENTS OF DEFAULT

     At the option of the holder of this Note and without prejudice to any other rights the holder hereof may have at law or in equity, all sums of principal and interest then remaining unpaid hereunder shall immediately become due and payable, without demand, presentment or notice, all of which are hereby expressly waived, if any of the following occur ("Events of Default"):

     1.  1.     The  Company breaches any covenant or other term or provision of this Note and such breach continues for five days after written notice thereof to Company from the holder hereof.

     1.2. The Company becomes insolvent or admits in writing its inability to pay its debts as they mature; makes an assignment for the benefit of creditors; applies for or consents to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee otherwise is appointed.

     1.3. Bankruptcy, insolvency, dissolution, winding up, reorganization or liquidation proceedings or relief under any bankruptcy law or any law for the relief of debtors is instituted by or against the Company and is not dismissed within thirty days.

     1.4. The Company fails to pay this Note when due in accordance with its terms.

                                   ARTICLE 11
                                  MISCELLANEOUS

     2.1. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Company therefrom shall be effective unless the same shall be in writing and signed by the holder hereof and such waiver or consent shall be effective only in the specific instance and for the specific Purpose for which given.

     2.2. The Company hereby waives any requirements of notice of dishonor, notice of protest and protest.

     2.3.     This  Note  shall  be  governed in all respects by the laws of the
Commonwealth  of  Massachusetts     without giving effect to the conflict of law
provisions  thereof.

     2.4. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Seller and its successors and assigns, including subsequent holders hereof.

     2.5. The holding of any provision of this Note to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provisions, and the other provisions of this Note shall remain in full force and effect.

     2.6. If this Note becomes worn, defaced, or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new
Note in lieu hereof upon the surrender of such worn, defaced, or mutilated Note. If the holder of this Note claims that it has been lost, destroyed, or wrongfully taken, the Company will issue a new Note in place of the original
Note if the holder so requests by written notice to the Company actually received by the Company before it is notified that the Note has been acquired by a bona fide purchaser.

     2.7. If the holder or payee of this note changes its name or mergers with or into another corporation or other entity, the Company shall upon request issue a new Note of like tenor payable to the payee under its new corporate name, or to the successor entity, in lieu hereof upon the surrender of this Note.

     2.8. Unless otherwise specified by the holder hereof on the date when payment is due, payment under this Note shall be made at and all notices to holders shall be delivered to, the following address:

               AltaVista  Technology,  Inc.
               1671  Dell  Ave.  Suite  209
               Campbell,  CA  95009
               Attention:  Jack  Marshall


                              DIGITAL  EQUIPMENT  CORPORATION


                              By:  ____________________
                              Its:

                              By:  ___________________
                              Its:

                    EXHIBIT I (Linking and Content Agreement)

                                CONTENT STANDARDS

     The content, functionality and appearance of the Internet Web site located at "www.photoloft.com" shall be solely determined by AltaVista Technology, Inc. ("ATI"), provided, however, that ATI shall not include content available to the public on the .www.photoloft.com" Web site that is illegal, obscene, or pornographic, or references products or services related to tobacco or firearms, or that would be considered offensive by the average user of the AltaVista Internet Search Service.

                                    EXHIBIT B

                          LINKING AND CONTENT AGREEMENT

     This Linking and Content Agreement ("Linking Agreement") is made and entered into by and between Digital Equipment Corporation ("Digital"), a Massachusetts corporation, and AltaVista Technology, Inc. ("ATI"), a California corporation (collectively, the "Parties").

     WHEREAS,  Digital  has  developed  and  is operating the AltaVista Internet
Search Service which can currently be accessed at the domain name 'altavista.digital.com'; and

     WHEREAS, ATI has developed and is operating an Internet Web-based service located at the domain name "photoloft.com" which allows users to create and share online photo albums and send electronic greeting cards;

     NOW, THEREFORE, for and in consideration of the mutual promises and agreements herein contained and in the Agreement of the Parties entered into contemporaneously with this Linking Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1.     Links.
            -----

     1.1 Commencing on the thirty-first day after the execution of this Linking Agreement, Digital shall display one (1) textual link on the home page of the AltaVista Internet Search Service to the Internet Web site located at the domain name "photoloft.com" for a period of eighteen (18) months. The link shall appear under the "Services" menu of the AltaVista Internet Search Service home page. ATI and Digital shall mutually determine the textual content of the link; provided, however, that the textual content of the link must be of similar appearance to all other links under the same menu. Digital shall have the exclusive right to modify the appearance of the user interface for the AltaVista Internet Search Service at any time; provided, however, that any such modification will affect ATI in a manner similar to that of all other links under the "Services" menu. At the expiration of the eighteen (18) month period, the Parties shall undertake reasonable efforts to enter into a one year linking and content agreement pursuant to which the Parties would share in revenue generated from the Web site located at the domain name "photoloft.com."

     1.2 Commencing on the thirty-first day after the execution of this Linking Agreement, Digital shall provide advertising impressions on the home page of the AltaVista Internet Search Service to ATI consisting of a total of eighteen (18) million impressions to be provided within an eighteen (18) month period; provided, however, that no more than 1.5 million impressions will be provided in any single month. Such advertising impressions shall be consistent in placement and size as other advertising impressions on the home page.

2.     Content.
       -------

     ATI shall have the exclusive right to determine the content displayed on the Internet Web site located at the domain name "photoloft.com"; provided, however, that the content of that site must meet Digital's standards for the acceptance of links on the AltaVista Internet Search Service Web site, as set forth on Exhibit 1. Digital shall provide ATI with prompt notice of any violation of its standards and ATI shall have one business day in which to comply with such notice or restore the content of the site to the content immediately prior to the notice. Thereafter, upon written request by ATI, the Parties shall participate in binding arbitration within five (5) business days over any unresolved content disputes before a mutually agreeable arbitrator in Boston, Massachusetts. Time is of the essence and it is the Parties' intention that any content disputes be resolved as soon as possible. If ATI fails or refuses to restore the content of its site or if ATI fails or refuses to arbitrate, Digital shall have the right to immediately take down the link.

     3.     Miscellaneous
            -------------

     3.1     Amendment  and  Wavier.     This  Linking Agreement may be amended,
             -----------------------
modified, waived, discharged or terminated only by an instrument in writing of subsequent or even date signed by both Parties.

     3.2     Successors  and Assigns.     This Linking Agreement will be binding
             ------------------------
upon and inure to the benefit of the Parties and their respective successors and assigns.

     3.3     Delay  or  Omission.     No  delay  or  omission  by  either of the
             --------------------
Parties in exercising any right under this Linking Agreement will operate as a waiver of any right. A waiver of consent given by either of the Parties on any occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

     3.4     Severability.     In  case  any provision contained in this Linking
             -------------
Agreement is determined by a court to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.5     Additional  Documents.     Each  of  the  Parties  shall,  upon the
             ---------------------
request of the other party, provide such other party with such additional instruments, certificates and documents as the requesting party shall reasonably require, whether or not such request is made after the date of this Linking Agreement, in order to provide the requesting party with the rights and benefits to which such party is entitled under this Linking Agreement.

     3.6     Counterparts.     This  Linking  Agreement  may  be executed in any
             -------------
number of counterparts, each of which when executed and delivered shall be deemed an original; such counterparts shall together constitute but one agreement.

     3.7     Corporations.     Each  party  hereto  is  a  corporation, and each
             ------------
person executing this Linking Agreement on behalf of a corporation represents and warrants that: (a) such corporation is duly organized, validly authorized and in good standing, and possesses full power and authority to enter into a comply with the terms of this Linking Agreement; (b) the execution and delivery, and compliance with the terms, of this Linking Agreement have been duly and validly authorized by all requisite corporate acts and consents and do not contravene the terms of any other obligation to which the corporation is subject; (c) this Linking Agreement, when effective, shall constitute a legal, binding and valid obligation of such entity, enforceable in accordance with its terms; and (d) each of the Parties hereto shall furnish to the other party such evidence of such actions and consent, and such legal opinions with respect thereto, as either of the Parties may reasonably request.

     3.8     Governing  Law.     This Linking Agreement and the terms, covenants
             --------------
and conditions hereof shall be construed in accordance with, and governed by, the laws of Commonwealth of Massachusetts (without giving effect to any conflict of law provisions contained therein).

          IN WITNESS HEREOF, the Parties hereto have duly executed this Linking Agreement on this 31st day of July, 1998.

DIGITAL  EQUIPMENT  CORPORATION     ALTAVISTA  TECHNOLOGY,  INC.


By:  /s/  Robert  E.  Hult          By:  /s/  Jack  Marshall
     ---------------------               -------------------

                                    EXHIBIT C
                                  PRESS RELEASE

     COMPAQ  ACQUIRES  RIGHTS  TO  ALTAVISTA  DOMAIN
HOUSTON, July 31, 1998 -- Compaq Computer Corporation (NYSE: CPQ) announced today an agreement with AltaVista Technology, Inc. (AVT) of Campbell, California to transfer to Compaq full rights to the AltaVista trademark and domain name, www.altavista.com. The financial terms were not disclosed.
  ---------------
     Under the deal, AVT sells, transfers and assigns all of its rights to the trademark and domain name to Compaq. AVT will transfer to Compaq the www.altavista.com URL within 30 days and notify all third parties of the change to its Internet address. AVT's new Internet address will be www.PhotoLoft.com.
                                                              -----------------
This agreement supersedes all previous agreements between ATI and Digital Equipment Corporation, which was purchased by Compaq in June.

ABOUT  ALTAVISTA

     Compaq's fast and powerful AltaVista Search Service is the premier resource for locating information on the Internet. A forerunner in Web search technology, AltaVista has set new standards, from indexing the entire Internet to providing the Web's first instant language translation capabilities. With an extensive line-up of innovative content and services, AltaVista is now regarded as one of the top destination sites on the Web. For more information, visit AltaVista's flagship site located at www.altavista.digital.com.
                                          --------------------------

COMPANY  BACKGROUND

     Compaq Computer Corporation, the world's largest computer manufacturer, is a Fortune Global 200 company and the largest global supplier of personal computers. Founded in 1982, Compaq develops and markets hardware, software, solutions and services, including industry-leading enterprise computing solutions, fault-tolerant business-critical solutions, networking and communications products, commercial desktop and portable products and consumer PCS. The company is a leader in environmentally friendly programs and business practices.

     Compaq products are sold and supported in more than 100 countries through a network of authorized Compaq marketing partners. Customer support and information about Compaq and its products are available at http://www.compaq.com
                                                           ---------------------
or by calling 1-800-OK-COMPAQ. Product information and reseller locations are available by calling 1-800-345-1518.

                                    EXHIBIT D

                            MUTUAL RELEASE AGREEMENT

     This Mutual Release Agreement ("Mutual Release Agreement") is made and entered into by and between Digital Equipment Corporation ("Digital"), a Massachusetts corporation, and AltaVista Technology, Inc. ("ATI"), a California corporation (collectively, the "Parties").

     WHEREAS, on or about March 19, 1996, the parties entered into a Trademark License Agreement ("License Agreement") pursuant to which Digital granted ATI a nonexclusive license to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com";

     WHEREAS, certain disputes have arisen relating to the Parties' performance of their respective obligations under the License Agreement and relating to the Parties' use of the ALTAVISTA mark;

     WEREAS, Digital has asserted breach of contract, trademark infringement and related claims against ATI in an action filed in the United States District Court for the District of Massachusetts captioned Digital Equipment Corporation
v. Alta Vista Technology, Inc., Civil Action No. 96-12192 NG (D.Mass.) (the "Action");

     WHEREAS, ATI has asserted breach of contract, trademark infringement and related counterclaims against Digital in the Action; and

     WHEREAS, on or about July 31, 1998, the Parties entered into an Agreement (the "Agreement") pursuant to which the Parties agreed, inter alia, to execute mutual releases of claims between them, including the claims asserted in the Action;

     NOW THEREFORE, for and in consideration of the mutual promises, releases and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.     Release  of  ATI.     In  consideration of ATI's agreement to resolve the
       ----------------
Action pursuant to the terms and conditions of the Agreement, ATI's release of claims against Digital as set forth in Article 2 below, and dismissal with prejudice of the Action, the receipt and sufficiency of which are hereby acknowledged, Digital, for itself and its divisions, subsidiaries, affiliates, successors and assigns, hereby releases and forever discharges ATI and its successors, assigns, divisions, affiliates, officers, directors, shareholders, employees, agents and representatives, and each of them, from any and all manner of claims, demands, damages, actions, causes of action, contracts, agreements, charges, sums of money, claims for attorneys' fees and lawsuits of every kind and description, whether known or unknown, now existing up to the date of this release against ATI based upon, arising out of or having any connection in any way whatsoever with the License Agreement, including, without limitation, any of the claims asserted by Digital in the Action, any claims based on ATI's past use of the ALTAVISTA mark or trade name, and any claims based on ATI's past use of the Internet Web site located at the domain name "altavista.com." However, Digital does not release any claims that may arise in connection with the enforcement of the terms of the Agreement.

2.     Release  of  Digital.     In  consideration  of  Digital's  agreement  to
       --------------------
resolve the Action pursuant to the terms and conditions of the Agreement, Digital's release of claims against ATI as set forth in Article I above, and dismissal with prejudice of the Action, the receipt and sufficiency of which are hereby acknowledged, ATI, for itself and its divisions, subsidiaries, affiliates, successors and assigns, hereby releases and forever discharges Digital and its successors, assigns, divisions, affiliates, officers, directors, shareholders, employees, agents and representatives, and each of them, from any and all manner of claims, demands, damages, actions, causes of action, contracts, agreements, charges, sums of money, claims for attorneys' fees and lawsuits of every kind and description, whether known or unknown, now existing up to the date of this release against Digital based upon, arising out of or having any connection in any way whatsoever with the License Agreement, including, without limitation, any of the counterclaims asserted by ATI in the Action, any claims based on Digital's past use of the ALTAVISTA mark or trade name, and any claims based on Digital's past use of the Internet Web site located at the domain name "altavista.digital.com." However, ATI does not release any claims that may arise in connection with the enforcement of the terms of the Agreement.

3.     California Civil Code Section 1542.     The Parties acknowledge that they
       -----------------------------------
are  fully  aware  of  the     existence  and  meaning  of California Civil Code
Section  1542,  which  provides  as  follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The Parties expressly waive the protection of Section 1542 and any right that they may have to invoke its provisions, or any substantially similar provision under any state or federal statute or law, with respect to the subject matter of this Mutual Release Agreement.

IN WITNESS HEREOF, the Parties hereto have duly executed this Mutual Release Agreement on this 31st. day of August, 1998.



DIGITAL  EQUIPMENT  CORPORATION     ALTAVISTA  TECHNOLOGY,  INC.


By:  /s/  Robert  E.  Hult          By:  /s/  Jack  Marshall
     ---------------------               -------------------

                                    EXHIBIT E

                       IN THE UNITED STATES DISTRICT COURT
                        FOR THE DISTRICT OF MASSACHUSETTS


DIGITAL  EQUIPMENT  CORPORATION,

     Plaintiff,                              CIVIL  ACTION

     v.                                      NO.  96-12192NG

ALTAVISTA  TECHNOLOGY,  INC.,

     Defendant.


                     STIPULATION OF DISMISSAL WITH PREJUDICE
                     ---------------------------------------

     Plaintiff Digital Equipment Corporation ("Digital") and Defendant AltaVista Technology, Inc. ("ATI"), by their undersigned attorneys, stipulate, as follows:

1.     All  claims  of  Digital  against  ATI  that  are  included  in Digital's
Complaint (filed October 30, 1996) shall be and hereby are dismissed with prejudice pursuant to Rule 41 of the Federal Rules of Civil Procedure.

2. All claims of ATI against Digital that are included in the Answer and Counterclaims of Defendant AltaVista Technology, Inc. (filed March 26, 1997) shall be and hereby are dismissed with prejudice pursuant to Rule 41 of the Federal Rules of Civil Procedure.

3. Each party shall bear its own costs and both parties waive all rights of appeal.



Dated:  September  4,  1998.            Dated:  September  4,  1998.


DIGITAL  EQUIPMENT  CORPORATION         ALTAVISTA  TECHNOLOGY,  INC.

By  its  attorneys,                     By  its  attorneys,


____________________________________    ______________________________
Shepard M. Remis, P.C. (BBO #416540)    Kerry L. Timbers (BBO #552293)
Victoria C.  DeMaret (BBO #631875)      Bromberg & Sunstein LLP
Goodwin, Procter & Hoar  LLP            125 Summer Street
Exchange Place                          Boston, MA  02110
Boston, MA  02109                       (617) 443-9292
(617) 570-1000

                                    EXHIBIT F

                         UNITED STATES COURT OF APPEALS
                              FOR THE FIRST CIRCUIT



DIGITAL  EQUIPMENT  CORPORATION,

     Plaintiff,

     v.                                      NO.  98-1440

ALTAVISTA  TECHNOLOGY,  INC.,

     Defendant.



                            STIPULATION OF DISMISSAL
                            ------------------------


Defendant-Appellant AltaVista Technology, Inc. ("ATI") and Plaintiff-Appellee Digital Equipment Corporation ("Digital"), by their undersigned attorneys, stipulate as follows:

     1. ATI and Digital have agreed that the appeal filed by ATI on March 13, 1998 shall be dismissed pursuant to Rule 42(b) of the Federal Rules of Appellate Procedure.

     2. ATI and Digital have agreed that each party shall bear its own costs of appeal.

    WHEREFORE, the Parties respectfully request  that  ATI's appeal be dismissed


Dated:  September  4,  1998.               Dated:  September  4,  1998.

DIGITAL  EQUIPMENT  CORPORATION            ALTAVISTA  TECHNOLOGY,  INC.
By  its  attorneys,                        By  its  attorneys,


_______________________________            ________________
Shepard  M.  Remis,  P.C.                  Lee  Carl  Bromberg
(BBO  #416540)                             (BBO  #058480)
Victoria  C.  DeMaret                      Kerry  L.  Timbers
(BBO#631875)                               (BBO  #552293)
Goodwin,  Procter  &  Hoar  LLP            Bromberg  &  Sunstein  LLP
Exchange  Place                            125  Sununer  Street
Boston,  MA  02109                         Boston,  MA  021  10
(617)  570-1000                           (617)  443-9292